All Terrain Opportunity Fund
Class A Shares
(Ticker Symbol: TERAX)
Class C Shares
(Ticker Symbol: TERCX)

A series of the Investment Managers Series Trust II

Supplement dated August 22, 2016, to the
Prospectus and Statement of Additional Information dated March 1, 2016, as amended July 14, 2016, and Summary Prospectus dated July 14, 2016

Important Notice Regarding Class A Shares

The Board of Trustees of Investment Managers Series Trust II (the “Trust”) has approved the termination and liquidation of the Fund’s Class A Shares. Effective immediately, the Class A Shares are closed to all new investment.  The Fund’s Class A Shares will be liquidated on or about September 9, 2016 (the “Liquidation Date”).  Shareholders may redeem their Class A Shares until the Liquidation Date.  In addition, shareholders may convert their Class A Shares into Class I Shares (See important information below regarding the re-designation of the Fund’s Class C Shares below) until the Liquidation Date.  On or promptly after the Liquidation Date, the Fund will make a liquidating distribution to shareholders of the Class A Shares equal to each shareholder’s proportionate interest in the Class A Shares.  Accordingly, as of the Liquidation Date, all references to the Fund’s Class A Shares in the Prospectus, Summary Prospectus and Statement of Additional Information are deleted in their entirety.
Important Notice Regarding Class C Shares
The Board of Trustees of the Trust has approved the Fund’s re-designation of its Class C Shares to Class I Shares effective August 29, 2016 (the “Effective Date”).   As of the Effective Date, all references to “Class C Shares” in the Prospectus, Summary Prospectus and Statement of Additional Information are replaced with “Class I Shares,” and the ticker symbol for Class I Shares will be “TERIX.”

The Fund’s Class I Shares will not be subject to a Rule 12b-1 distribution fee, and the Rule 12b-1 Plan that was in effect for the Class C shares will be terminated.  As a result, as of the Effective Date, all references to Rule 12b-1 distribution fees and the Rule 12b-1 Plan will be deleted with respect to Class I Shares.  All other expenses are expected to remain the same.  As of the Effective Date, the annual limitation by Castle Financial & Retirement Planning Associates, Inc. and Bauer Capital Management, LLC on the total annual fund operating expenses (excluding certain expenses) for Class I Shares will be reduced to 1.70% of the average daily net assets in Class I Shares.  See the following “Fees and Expenses of the Fund” table for more details.

As of the Effective Date, the discussion of “Class C Shares” in the “Fees and Expenses of the Fund” section in the Prospectus and Summary Prospectus is deleted and replaced with the following:

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	None
Redemption fee if redeemed within 60 days of purchase (as a percentage of amount redeemed)	1.00%
Wire fee	$20
Overnight check delivery fee	$25
Retirement account fees (annual maintenance fee)	$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.50%
Distribution and service (Rule 12b-1) fees	None
Other expenses (includes shareholder service fee of 0.04%)	1.08%
Acquired fund fees and expenses	0.52%
Total annual fund operating expenses[1]	3.10%
Fees waived and/or expenses reimbursed[2]	(0.88%)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	2.22%

[1]
The total annual fund operating expenses and net operating expenses after fee waiver and/or expense reimbursements do not correlate to the ratio of expenses to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

[2]
Castle Financial & Retirement Planning Associates, Inc. (“Castle Financial”) and Bauer Capital Management, LLC (“Bauer Capital”), the Fund’s advisors (collectively referred to as the “Advisors”), have contractually agreed to waive fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.70% of the average daily net assets of Class I shares of the Fund. Any such fee waiver or reimbursement of operating expenses will be borne 60% by Castle Financial and 40% by Bauer Capital. This agreement is in effect until March 1, 2017, and may be terminated before that date only by the Trust’s Board of Trustees. Any reduction in advisory fees or payment of the Fund’s expenses made by Castle Financial or Bauer Capital is not subject to reimbursement by the Fund.

As of the Effective Date, the information under “Example” in the Prospectus and Summary Prospectus is deleted in its entirety and replaced with the following:
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class I	$225	$874	$1,549	$3,350

As of the Effective Date, the information in the “Performance” section in the Prospectus and Summary Prospectus is deleted in its entirety and replaced with the following:
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the average annual total returns of the Fund compare with the average annual total returns of a broad-based market index.  Updated performance information is available at the Fund’s website, www.allterrainfunds.com, or by calling the Fund at 1-844-441-4440.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Prior to August 29, 2016, the Fund was subject to a distribution fee pursuant to a Rule 12b-1 Plan.  The distribution fee is reflected in the Fund’s performance for periods prior to August 29, 2016.
Calendar-Year Total Return (before taxes) for Class I Shares
For each calendar year at NAV

Class A Shares
Highest Calendar Quarter Return at NAV	1.20%	Quarter Ended 12/31/2015
Lowest Calendar Quarter Return at NAV	(3.21)%	Quarter Ended 09/30/2015

Average Annual Total Returns for Period Ended December 31, 2015	One Year	Since Inception November 3, 2014
Class I Shares Return Before Taxes	(3.21)%	(2.25)%
Class I Shares Return After Taxes on Distributions*	(3.50)%	(2.64)%
Class I Shares Return After Taxes on Distributions and Sale of Fund Shares*	(1.58)%	(1.76)%
HFRX Global Hedge Fund Index** (reflects no deduction for fees, expenses or taxes)	(3.64)%	(4.05)%
IQ Hedge Composite Beta Index (reflects no deduction for fees, expenses or taxes)	(1.11)%	(0.78)%

*
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

**
Effective June 17, 2016, the Fund’s performance benchmark is the HFRX Global Hedge Fund Index.  The Advisors believe this index is a better performance benchmark for comparison to the Fund’s performance and investment strategy.

All additional references in the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information to the Class A Shares and Class C Shares are revised as indicated above.
Please file this Supplement with your records.